UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2020

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into Material Definitive Agreement.

On August 14, 2020, TheMaven, Inc. (“Maven”) entered into a securities purchase agreement (the “Series H Securities Purchase Agreement”) with one accredited investor, pursuant to which it sold an aggregate of 1,650 shares of Series H Convertible Preferred Stock, par value $0.01 per share (the “Series H Preferred Stock”), at a stated value of $1,000 (the “Series H Stated Value”), for gross proceeds of $2.0 million. These shares of Series H Preferred Stock are initially convertible into 5,000,000 shares of Maven’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion rate equal to the Series H Stated Value divided by the conversion price of $0.33. The number of shares issuable upon conversion of the Series H Preferred Stock will be adjusted in the event of stock splits, stock dividends, combinations of shares and similar transactions.

Between August 18 and 20, 2020, Maven entered into four additional Series H Securities Purchase Agreements, each with an accredited investor, pursuant to which it sold an aggregate of 602.25 shares of Series H Preferred Stock for gross proceeds of $730,000. These shares of Series H Preferred Stock are initially convertible into 1,825,000 shares of Maven’s Common Stock at a conversion rate equal to the Series H Stated Value divided by the conversion price of $0.33. The number of shares issuable upon conversion of the Series H Preferred Stock will be adjusted in the event of stock splits, stock dividends, combinations of shares and similar transactions.

Maven intends to use the proceeds from these financings for working capital and other general corporate purposes.

The foregoing is only a brief description of the respective material terms of the Series H Securities Purchase Agreement and is qualified in its entirety by reference to the form of Series H Securities Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 — Unregistered Sales of Equity Securities

The information required by this item is incorporated by reference from Item 1.01 hereof.

The securities sold in this financing have not been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption under Section 4(a)(2) of the Act and Regulation D promulgated thereunder for transactions of an issuer not involving a public offering, and may not be offered or sold in the United States absent registration under the Act or an exemption from such registration requirements.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Series H Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: August 20, 2020	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer